UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-4244

SOUND SHORE FUND, INC.

(Exact name of registrant as specified in charter)

3435 Stelzer Road Columbus, OH 43219

(Address of principal executive offices) (Zip code)

T. Gibbs Kane, Jr., President 8 Sound Shore Drive, Greenwich, CT 06830

(Name and address of agent for service)

Registrant’s telephone number, including area code: (800) 551-1980

Date of fiscal year end: December 31. 2009

Date of reporting period: January 1, 2009-December 31, 2009

Item 1.	Reports to Stockholders.

3435 STELZER ROAD, COLUMBUS, OH 43219 1-800-754-8758

December 31, 2009

Dear Shareholder:

The Sound Shore Fund ended December 31, 2009 with a net asset value of $28.58 per share after an income distribution of $0.065912 at year-end. The fourth quarter total return of 3.45% lagged that of the Standard & Poor’s 500 Index (“S&P 500”) which returned 6.04% and the Dow Jones Industrial Average (“Dow Jones”), which returned 8.10%. For the year the Fund gained 26.64%, slightly ahead of the S&P 500 and further ahead of the Dow Jones, which had returns of 26.46% and 22.68%, respectively.

We are required by the SEC to say that: Performance data quoted represents past performance and is no guarantee of future results. Current performance may be lower or higher than the performance data quoted. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than original cost. The Fund’s 1, 5, 10, and 15-year average annual total returns for the period ended December 31, 2009 were 26.64%, 0.82%, 4.78%, and 9.56%, respectively. As stated in the current prospectus, the Fund’s annual operating gross expense ratio is 0.92%. For the most recent month-end performance, please visit the Fund’s website at www.soundshorefund.com.

The recent growth rate in the stock market has helped to produce short-term returns that are not typical and may not continue in the future. Because of ongoing market volatility, fund performance may be subject to substantial short-term changes.

In 2009 stocks enjoyed their best yearly return since 2003, and yet investors seemed more relieved than delighted in the results. Indeed, the sharp rebound that began in March was not enough to prevent the past ten years from being dubbed as the “lost decade” as two severe bear markets helped produce the first ever negative decade of returns for the S&P 500. Similarly, the recent “Great Recession” took a bite out of corporate profits, and despite some surprising recent resilience, S&P 500 earnings advanced less than 2% per year for the decade, well below historic averages.

We are pleased to note that Sound Shore Fund investors realized an aggregate gain of 59.53% for the ten years ended 12/31/09, or 4.78% compounded, versus a -9.10% aggregate loss, or -0.95% compounded, for the S&P 500. We credit this value added gap to our starting point (as we sidestepped the internet euphoria of ten years ago), our avoidance of attempting to market time investments, and our adherence to a disciplined, value-oriented investment strategy.

Our 2009 performance was led by several stocks that emerged as industry winners from the economic turmoil of the past 24 months. Oil service company Schlumberger, Ltd., which rose 56% for the year and significantly outperformed a lagging energy sector, provides a great example. The stock hit our valuation screens during the markets’ sell-off in the fourth quarter of 2008 when its Price to Earnings (P/E) ratio fell to 13 times, the very low end of the company’s historic range. Our research concluded that Schlumberger’s technology leadership in key global markets, especially Latin America and the Middle East, would yield above consensus earnings power of $3.00 per share and we started our position with the shares below $40. To date, the company’s results have been consistent with our investment thesis.

Similarly, semiconductor manufacturer Texas Instruments, Inc., which advanced 71% in 2009, also lengthened its lead during the downturn. We started our most recent investment in Texas Instruments in 2006 and added significantly to our holding during the second half of 2008 when its valuation dropped well below norms to 10 times our 2010 earnings estimate and 1.5 times sales. Texas Instruments’ advantaged end-market exposure to handsets and set-tops combined with its proactive cash flow management positioned it to prosper and the shares have outperformed.

Meanwhile, biotech drug developer Genzyme Corp. was among our larger detractors for the year with a decline of -12% since we started the position in the third quarter. The stock fell during the fourth quarter following the company’s announcement of contamination at one its manufacturing facilities, which should prove a transient factor. We believe Genzyme has an attractive risk reward profile given its below norm valuation at 14 times our 2010 earnings estimate and 3 times sales and its strong portfolio of rare condition drug therapies.

Last year at this time the economy, investor expectations, and corporate profits were in freefall. However, an unprecedented level of monetary ease, financial system intervention, and massive fiscal initiatives have enabled the GDP (Gross Domestic Product) to stabilize. A sub-par economic snapback is generally forecasted. Some think the improvement will soon dissipate absent more stimuli, while others believe the pump has been primed for renewed, sustainable growth. History suggests that no one knows for sure.

The markets of 2009 and 2008 reinforced our view on the futility of market timing and top-down theme investing and also re-proved to us that times of heightened uncertainty, properly used, can produce above-average returns. Put another way, volatility can be your friend if combined with disciplined stock picking. We will continue to attempt to gain a performance advantage through specific stock selection.

The Sound Shore Fund celebrates its 25th birthday in 2010. We want to extend a special thanks to our shareholders who, in keeping with their characteristic understanding of our investment process, helped the Fund realize positive net flows in 2009, despite a backdrop of significant market volatility. Quality of capital is, for us, a great competitive advantage as it allows us to invest patiently and opportunistically depending upon market conditions. We look forward to the next 25 years of investing alongside you in the Sound Shore Fund.

Sincerely,

SOUND SHORE FUND

Harry Burn, III

John P. DeGulis

T. Gibbs Kane, Jr.

Co-Portfolio Managers

Fund returns assume the reinvestment of all dividend and capital gain distributions. The Standard & Poor’s 500 Index is an unmanaged index representing the average performance of 500 widely held, publicly traded, large capitalization stocks. The Dow Jones Industrial Average consists of 30 stocks that are considered to be major factors in their industries and that are widely held by individuals and institutional investors. It is not possible to invest directly in an Index or Average. GDP — Gross Domestic Product is the total market value of all final goods and services produced in a country in a given year. Price to earnings ratio is the valuation of a company’s current share price compared to its per-share earnings.

This letter may contain discussions about certain investments both held and not held in the portfolio. As required by the Financial Industry Regulatory Authority (FINRA), we must remind you that current and future portfolio holdings are subject to risk. Percent of net assets as of 12/31/09:    Genzyme Corp.: 2.36%; Schlumberger Limited: 1.48%; and Texas Instruments, Inc.: 2.98%.

The Fund may invest in medium-sized companies. Securities of medium-sized companies may be more volatile and more difficult to liquidate during market downturns than securities of large, more widely traded companies.

The views in this letter were those of the Fund’s portfolio managers as of 12/31/09 and may not necessarily reflect their views on the date this letter is first published or anytime thereafter. These views (i) are intended to assist shareholders in understanding the Fund’s present investment methodology and (ii) do not constitute investment advice. This letter must be preceded or accompanied by a current Fund prospectus. Distributed by Foreside Fund Services, LLC.

The following chart reflects a ten-year comparison in the change in value of a hypothetical $10,000 investment in the Fund, including reinvested dividends and distributions, compared with a broad-based securities market index. The Standard and Poor’s 500 Index (the “S&P 500”) is a market-weighted index composed of 500 large capitalization companies and reflects the reinvestment of dividends. The Fund is professionally managed, while the S&P 500 is unmanaged and is not available for investment. The S&P 500 excludes the effect of any expenses, which have been deducted from the Fund’s return. The performance table and graph do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Furthermore, during the period, certain fees were waived and/or expenses reimbursed; otherwise, returns would have been lower. Past performance cannot predict nor guarantee future results. Investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Results of an investment made today may differ substantially from the Fund’s historical performance. Current performance may be lower or higher than the performance data quoted.

SOUND SHORE FUND, INC.

SCHEDULE OF INVESTMENTS

DECEMBER 31, 2009

	Share Amount	Market Value
Common Stock (94.0%)
Consumer Discretionary (8.6%)
Apollo Group, Inc., Class A†	812,400	$49,215,192
Comcast Corp., Class A	3,073,300	51,815,838
Time Warner, Inc.	1,283,800	37,409,932
Washington Post Co., Class B	97,700	42,948,920

		181,389,882

Consumer Staples (5.8%)
The Coca-Cola Co.	627,000	35,739,000
Unilever NV NY	1,101,100	35,598,563
Wal-Mart Stores, Inc.	949,200	50,734,740

		122,072,303

Diversified Financials (12.9%)
Citigroup, Inc.†	14,780,200	48,922,462
Credit Suisse Group AG ADR	714,800	35,139,568
Invesco, Ltd.	2,376,000	55,812,240
Morgan Stanley	1,449,800	42,914,080
State Street Corp.	954,500	41,558,930
The Charles Schwab Corp.	2,601,400	48,958,348

		273,305,628

Energy (19.0%)
Baker Hughes, Inc.	1,211,800	49,053,664
ConocoPhillips	887,600	45,329,732
Devon Energy Corp.	817,400	60,078,900
El Paso Corp.	5,316,200	52,258,246
Hess Corp.	1,154,900	69,871,450
Schlumberger, Ltd.	481,900	31,366,871
Smith International, Inc.	1,741,800	47,324,706
Valero Energy Corp.	2,780,600	46,575,050

		401,858,619

See Notes to Financial Statements.

SOUND SHORE FUND, INC.

SCHEDULE OF INVESTMENTS (Continued)

DECEMBER 31, 2009

	Share Amount	Market Value
Health Care (5.6%)
Baxter International, Inc.	545,200	$31,992,336
Boston Scientific Corp.†	4,841,800	43,576,200
UnitedHealth Group, Inc.	1,448,400	44,147,232

		119,715,768

Industrials (1.8%)
Southwest Airlines Co.	3,348,200	38,269,926

Insurance (4.2%)
Berkshire Hathaway, Inc., Class A†	398	39,481,600
Marsh & McLennan Cos., Inc.	2,233,600	49,317,888

		88,799,488

Materials (2.3%)
Newmont Mining Corp.	1,028,700	48,667,797

Pharmaceuticals (10.1%)
Abbott Laboratories	966,800	52,197,532
Genzyme Corp.†	1,020,300	50,004,903
Novartis AG ADR	841,600	45,808,288
Pfizer, Inc.	3,655,700	66,497,183

		214,507,906

Technology (16.8%)
Flextronics International, Ltd.†	6,028,400	44,067,604
Intuit, Inc.†	1,822,500	55,968,975
Microsoft Corp.	1,853,600	56,516,264
QUALCOMM, Inc.	1,145,700	53,000,082
Symantec Corp.†	2,868,700	51,321,043
Texas Instruments, Inc.	2,423,300	63,151,198
Visa, Inc., Class A	351,800	30,768,428

		354,793,594

See Notes to Financial Statements.

SOUND SHORE FUND, INC.

SCHEDULE OF INVESTMENTS (Continued)

DECEMBER 31, 2009

	Share Amount	Market Value
Utilities (6.9%)
AES Corp.†	3,347,000	$44,548,570
EQT Corp.	992,800	43,603,776
Exelon Corp.	1,173,900	57,368,493

		145,520,839

Total Common Stock (cost $1,744,252,350)		$1,988,901,750

Convertible Preferred Stock (1.6%)
Diversified Financials (1.6%)
Bank of America Corp., Common Equivalent (cost $34,156,500)	2,277,100	$33,974,332

Short -Term Investments (4.2%)
Money Market Fund (4.2%)
Western Asset/Citi Institutional U.S. Treasury Reserves, 0.03% (cost $88,975,076) (a)	88,975,076	$88,975,076

Total Investments (99.8%) (cost $1,867,383,926) *		$2,111,851,158
Other Assets less Liabilities (0.2%)		4,671,291

Net Assets (100.0%)		$2,116,522,449

(a)	Variable or Floating Rate Security. Rate disclosed is as of December 31, 2009.
†	Non-income producing security.

ADR — American Depositary Receipt

*	Cost for Federal income tax purposes is $1,877,551,734 and net unrealized appreciation consists of:

Gross Unrealized Appreciation	$297,562,426
Gross Unrealized Depreciation	(63,263,002)

Net Unrealized Appreciation(Depreciation)	$234,299,424

See Notes to Financial Statements.

SOUND SHORE FUND, INC.

SCHEDULE OF INVESTMENTS (Concluded)

DECEMBER 31, 2009

PORTFOLIO HOLDINGS % of Net Assets
Consumer Discretionary	8.6%
Consumer Staples	5.8%
Diversified Financials	14.5%
Energy	19.0%
Health Care	5.6%
Industrials	1.8%
Insurance	4.2%
Materials	2.3%
Pharmaceuticals	10.1%
Technology	16.8%
Utilities	6.9%
Short-Term Investments	4.2%
Other Assets less Liabilities	0.2%

100.0%

See Notes to Financial Statements.

SOUND SHORE FUND, INC.

STATEMENT OF ASSETS AND LIABILITIES

DECEMBER 31, 2009

ASSETS
Investments, at value (Cost $1,867,383,926)	$2,111,851,158
Receivables:
Investments sold	5,541,566
Capital shares sold	4,126,437
Interest and dividends	1,014,423
Prepaid expenses	70,666

Total Assets	2,122,604,250

LIABILITIES
Payables:
Investments purchased	1,781,747
Capital shares redeemed	2,578,079
Accrued liabilities:
Advisory fee	1,337,883
Administrator fee	44,534
Transfer Agent fees and expenses	182,673
Custodian fee	16,597
Professional fees	74,744
Compliance and Treasurer Services fees	26,578
Directors’ fees and expenses	23,529
Other	15,437

Total Liabilities	6,081,801

Net Assets	$2,116,522,449

COMPONENTS OF NET ASSETS
Par Value (100,000,000 shares authorized)	$74,046
Paid-in capital	2,370,068,993
Accumulated net investment income	133,900
Accumulated net realized loss on investments	(498,221,722)
Net unrealized appreciation on investments	244,467,232

Net Assets	$2,116,522,449

NET ASSET VALUE
Net Assets	$2,116,522,449
Shares Outstanding	74,046,341

Net Asset Value (offering price & redemption price per share)	$28.58

See Notes to Financial Statements.

SOUND SHORE FUND, INC.

STATEMENT OF OPERATIONS

FOR THE YEAR ENDED DECEMBER 31, 2009

INVESTMENT INCOME
Income:
Dividends (net of foreign withholding taxes $278,371)	$33,063,166
Interest	38,666

Total Income	33,101,832

Expenses:
Advisory fee (Note 3)	13,550,062
Administrator fee	520,765
Transfer Agency fee	1,889,529
Custodian fee	207,769
Professional fees	205,693
Directors’ fees and expenses (Note 3)	87,326
Compliance and Treasurer Services fees (Note 3)	146,758
Miscellaneous	458,547

Total Expenses	17,066,449

Net Investment Income	16,035,383

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
Net realized loss on investments sold	(163,659,106)
Net change in unrealized appreciation (depreciation) on investments	588,651,738

Net realized and unrealized gain (loss) on investments	424,992,632

Net increase in net assets from operations	$441,028,015

See Notes to Financial Statements.

SOUND SHORE FUND, INC.

STATEMENT OF CHANGES IN NET ASSETS

INCREASE (DECREASE) IN NET ASSETS
	For the Year Ended December 31, 2009	For the Year Ended December 31, 2008
Operations:
Net investment income	$16,035,383	$18,228,394
Net realized loss on investments sold	(163,659,106)	(334,562,616)
Net change in unrealized appreciation (depreciation) on investments	588,651,738	(628,956,507)

Increase (decrease) in net assets from operations	441,028,015	(945,290,729)

Dividends to shareholders from net investment income	(15,901,483)	(18,329,460)

Capital share transactions (Note 6)	66,721,928	(142,633,646)

Total increase (decrease)	491,848,460	(1,106,253,835)
Net Assets:
Beginning of the year	1,624,673,989	2,730,927,824

End of the year (Including line (A))	$2,116,522,449	$1,624,673,989

(A) Accumulated undistributed net investment income	$133,900	$—

See Notes to Financial Statements.

SOUND SHORE FUND, INC.

NOTES TO FINANCIAL STATEMENTS

1.    Organization

Sound Shore Fund, Inc. (the “Fund”) was incorporated under the laws of the State of Maryland on February 19, 1985 and is registered as a diversified, open-end management investment company under the Investment Company Act of 1940 (the “Act”), as amended. The investment objective of the Fund is growth of capital.

2.    Significant Accounting Policies

These financial statements are prepared in accordance with generally accepted accounting principles, which require management to make estimates and assumptions that affect the reported amounts of assets and liabilities, disclosure of contingent liabilities at the date of the financial statements, and the reported amounts of increase and decrease in net assets from operations during the fiscal period. Actual results could differ from those estimates. In June 2009, the Financial Accounting Standards Board (“FASB”) issued FASB Accounting Standards CodificationTM (“ASC” or the “Codification”) 105, “Generally Accepted Accounting Principles”, which establishes the Codification as the sole source of authoritative generally accepted accounting principles. Accordingly, the Fund has removed references to pre-Codification accounting standards in these Notes to Financial Statements.

The following represent significant accounting policies of the Fund:

a)  Security Valuation

Exchange traded securities (including those traded on the National Association of Securities Dealers’ Automated Quotation system) not subject to restrictions against resale are valued at the last sale price, as provided by independent pricing services as of the close of trading on the market or exchange for which they are primarily traded, on each Fund business day. In the absence of a sale, such securities are valued at the mean of the last bid and asked price. Non-exchange traded securities for which over-the-counter market quotations are readily available are generally valued at the mean between the current bid and asked prices provided by independent pricing services. Debt securities may be valued at prices supplied by a Fund’s pricing agent based on broker or dealer supplied valuations or matrix pricing, a method of valuing securities by reference to the value of other securities with similar characteristics, such as rating, interest rate and maturity. Investments in other investment companies are valued at net asset value. Money market instruments that mature in sixty days or less may be valued at amortized cost.

Securities (including restricted securities) for which market quotations are insufficient or not readily available, or if in the judgment of the Fund’s investment adviser, the prices or values available do not represent the fair value of the instrument, are valued in good faith, pursuant to procedures adopted by the Fund’s Board of Directors (the “Board”). Fair valuation is based on subjective factors and as a result, the fair value price of an asset may differ from the asset’s market price and may not be the price at which the asset may be sold. Fair value estimates are based on judgments regarding the current economic environment, financial reports, credit, collateral and other such factors. Fair valuation could result in a different net asset value (“NAV”) than a NAV determined by using market quotes.

SOUND SHORE FUND, INC.

NOTES TO FINANCIAL STATEMENTS (Continued)

Valuation inputs used to determine the value of the Fund’s investments are summarized in the three broad levels listed below:

Level 1 - quoted prices in active markets for identical assets

Level 2 - other significant observable inputs (including quoted prices of similar securities, interest rates, prepayment speeds, credit risk, etc.)

Level 3 - significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used to value the Fund’s net assets as of December 31, 2009:

Valuation Inputs	Level 1	Level 2	Level 3	Total Investments in Securities
Common Stock	$1,988,901,750	—	—	$1,988,901,750
Convertible Preferred Stock	33,974,332	—	—	33,974,332
Short-Term Investments	88,975,076	—	—	88,975,076

Total Investments	$2,111,851,158	—	—	$2,111,851,158

At December 31, 2009, all equity securities and open-end mutual funds were included in Level 1 in the table above. Please refer to the Schedule of Investments to view equity securities segregated by industry type.

In January, 2010, FASB issued Accounting Standards Update No. 2010-06, “Improving Disclosures about Fair Value Measurements” (“ASU 2010-06”). ASU 2010-06 will require new disclosures regarding transfers in and out of Levels 1 and 2 (effective for interim and annual periods beginning after December 15, 2009), as well as additional details regarding Level 3 transaction activity (effective for interim and annual periods beginning after December 15, 2010). Management is currently evaluating the effect that the adoption of ASU 2010-06 will have on the Fund’s financial statements.

b)  Security Transactions and Investment Income

Dividend income is recorded on the ex-dividend date. Interest income is recorded on an accrual basis. Foreign dividend income is recorded on the ex-dividend date or as soon as practical after the Fund determines the existence of a dividend declaration after exercising reasonable due diligence. Income and capital gains on some foreign securities may be subject to foreign withholding tax, which is accrued as applicable. Security transactions are recorded on a trade date basis. Realized gain and loss on investments sold are recorded on the basis of identified cost.

SOUND SHORE FUND, INC.

NOTES TO FINANCIAL STATEMENTS (Continued)

c)  Dividends to Shareholders

Dividends from net investment income, if any, are declared and paid semi-annually. Capital gains, if any, are distributed to shareholders at least annually. The Fund determines its net investment income and capital gains distributions in accordance with income tax regulations, which may differ from generally accepted accounting principles. These differences are due primarily to differing treatments of income and gains on various investment securities held by the Fund, timing differences and differing characterizations of distributions made by the Fund.

d)  Federal Taxes

The Fund intends to qualify each year as a regulated investment company and to distribute substantially all of its taxable income. In addition, by distributing in each calendar year substantially all of its net investment income, capital gain and certain other amounts, if any, the Fund will not be subject to a federal excise tax. Therefore, no federal income or excise tax provision is required.

For all open tax years and all major taxing jurisdictions, management of the Fund has concluded that there are no significant uncertain tax positions that would require recognition in the financial statements. Open tax years are those that are open for examination by taxing authorities (i.e., generally, the last four tax year ends and the interim tax period since then). Further, management of the Fund is also not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

3.    Investment Advisory and Other Services

Investment Adviser

The Fund’s investment adviser is Sound Shore Management, Inc. (the “Adviser”). Pursuant to an investment advisory agreement, the Adviser receives an advisory fee, accrued daily and paid monthly at an annual rate of 0.75% of the Fund’s average daily net assets.

Other Services

Citi Fund Services Ohio, Inc. (“Citi”) provides certain administration, portfolio accounting and transfer agency services to the Fund.

Foreside Fund Services, LLC is the Fund’s distributor (the “Distributor”). The Distributor is not affiliated with the Adviser, Citi or its affiliated companies. The Distributor receives no compensation from the Fund for its distribution services.

Pursuant to a Compliance Services Agreement with the Fund, Foreside Compliance Services, LLC (“FCS”), an affiliate of the Distributor, provided a Chief Compliance Officer and Anti-Money Laundering Officer to the Fund as well as some additional compliance support functions (“Compliance Services”). Under a Treasurer Services Agreement with the Fund, Foreside Management Services, LLC (“FMS”), an affiliate of the Distributor, provides a Treasurer to the Fund. Neither the Distributor, FCS, FMS, or their employees that serve as officers of the Fund have any role in determining the investment policies of or securities to be purchased or sold by the Fund.

SOUND SHORE FUND, INC.

NOTES TO FINANCIAL STATEMENTS (Continued)

The Fund pays each director who is not an “interested person” of the Fund as defined in Section 2(a)(19) of the Act (“Independent Director”) quarterly fees of $1,250, plus $5,000 per quarterly in person meeting, $2,000 per quarterly meeting attended telephonically and $1,000 per special meeting attended in person or telephonically.

Certain Officers and Directors of the Fund are officers, directors, or employees of the aforementioned companies.

4.    Purchases and Sales of Securities

The cost of securities purchased and the proceeds from sales of securities (excluding short-term investments) for the year ended December 31, 2009 aggregated $1,722,176,538 and $1,665,188,256, respectively.

5.    Federal Income Tax and Investment Transactions

Distributions during the fiscal years ended as noted were characterized for tax purposes as follows:

	December 31, 2009	December 31, 2008
Ordinary Income	$15,901,483	$18,329,460
Long-Term Capital Gain	—	—

As of December 31, 2009, the components of distributable earnings on a tax basis were as follows:

Accumulated Net Investment Income	$133,900
Capital and Other Losses	(488,053,914)
Net Unrealized Appreciation	234,299,424

There were no permanent book to tax differences for the year ended December 31, 2009. As a result, no amounts were reclassified on the Statement of Assets and Liabilities.

For the year ended December 31, 2009 the Fund had capital loss carryforwards in the amounts of $310,321,821 and $177,732,093 which expire in 2016 and 2017, respectively.

6.    Capital Stock

As of December 31, 2009, 100,000,000 shares of $.001 par value stock were authorized and capital paid in amounted to $2,370,068,993. Transactions in capital stock were as follows:

	For the Year Ended December 31, 2009		For the Year Ended December 31, 2008
	Shares	Amount	Shares	Amount
Sale of shares	17,052,479	$415,155,089	19,215,389	$562,282,350
Reinvestment of dividends	606,466	15,439,386	660,025	17,826,107
Redemption of shares	(14,988,170)	(363,872,547)	(25,043,355)	(722,742,103)

Net increase (decrease) from capital transactions	2,670,775	$66,721,928	(5,167,941)	$(142,633,646)

SOUND SHORE FUND, INC.

NOTES TO FINANCIAL STATEMENTS (Concluded)

Of the 74,046,341 shares outstanding as of December 31, 2009, the Employees’ Profit Sharing Plan of the Adviser owned 544,206 shares.

7.    Other Information

On December 31, 2009, three entities, Charles Schwab & Co. Inc., National Financial Services LLC, and State Street Bank & Trust, Co., held of record in omnibus accounts, approximately 73% of the outstanding shares of the Fund on behalf of numerous individual investors.

8.    Subsequent Events

Subsequent events occurring after the date of this report have been evaluated for potential impact to this report through February 22, 2010, the date the report was available to be issued.

SOUND SHORE FUND, INC.

FINANCIAL HIGHLIGHTS

These financial highlights reflect selected data for a share outstanding throughout each period.

	Year Ended December 31,
	2009	2008	2007	2006	2005
Net Asset Value, Beginning of Period	$22.76	$35.68	$39.19	$36.63	$36.71

Investment Operations
Net investment income (a)	0.22	0.25	0.20	0.21	0.07
Net realized and unrealized gain (loss) on investments	5.82	(12.91)	0.83	5.86	2.43

Total from Investment Operations	6.04	(12.66)	1.03	6.07	2.50

Distributions from
Net investment income	(0.22)	(0.26)	(0.21)	(0.21)	(0.07)
Net realized gains	—	—	(4.33)	(3.30)	(2.51)

Total Distributions	(0.22)	(0.26)	(4.54)	(3.51)	(2.58)

Net Asset Value, End of Period	$28.58	$22.76	$35.68	$39.19	$36.63

Total Return	26.64%	(35.60)%	2.58%	16.56%	6.81%
Ratio/Supplementary Data
Net Assets at End of Period (in thousands)	$2,116,522	$1,624,674	$2,730,928	$2,876,335	$2,268,234
Ratios to Average Net Assets:
Expenses (net of reimbursement)	0.94%	0.92%	0.92%	0.92%	0.98%
Expenses (gross)(b)	0.94%	0.92%	0.92%	0.92%	0.99%
Net Investment Income	0.89%	0.80%	0.50%	0.54%	0.20%
Portfolio Turnover Rate	97%	111%	84%	66%	62%

(a)	Calculated using the average shares outstanding for the period.
(b)	Reflects expense ratio in the absence of expense waiver and reimbursement.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders and Board of Directors of

Sound Shore Fund, Inc.:

We have audited the accompanying statement of assets and liabilities of Sound Shore Fund, Inc. (the “Fund”), including the schedule of investments, as of December 31, 2009, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of the securities owned as of December 31, 2009, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Sound Shore Fund, Inc. as of December 31, 2009, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP

Chicago, Illinois

February 22, 2010

SOUND SHORE FUND, INC.

December 31, 2009 (Unaudited)

Shareholder Expense Example

As a shareholder of the Fund, you incur ongoing costs, including management fees and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The following example is based on $1,000 invested at the beginning of the period and held for the entire period from July 1, 2009 through December 31, 2009.

Actual Expenses - The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes - The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing cost of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value July 1, 2009	Ending Account Value December 31, 2009	Expenses Paid During Period*
Actual Return	$1,000.00	$1,183.70	$5.23
Hypothetical Return	$1,000.00	$1,020.42	$4.84

*	Expenses are equal to the Fund’s annualized expense ratio of 0.95%, multiplied by the average account value over the period, multiplied by the number of days in most recent fiscal half-year divided by 365 to reflect the half-year period.

Federal Tax Status of Dividends Declared during the Fiscal Year

Income Dividends - For Federal income tax purposes, dividends from short-term capital gains are classified as ordinary income. All net investment income dividends were ordinary income. The Fund paid income dividends of $15,901,483 for the tax year ended December 31, 2009, of which $0 were short term capital gain dividends. The Fund designates 100.00% of its income dividend distributed as qualifying for the corporate dividends-received deduction (DRD) and 100.00% for the qualified dividend rate (QDI) as defined in Section 1(h)(11) of the

SOUND SHORE FUND, INC.

December 31, 2009

Internal Revenue Code. The Fund also designates 0.26% of its income dividends as qualified interest income (QII) and 0.00% as qualified short-term capital gain dividends exempt from U.S. tax for foreign shareholders (QSD).

Proxy Voting Information

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to securities held in the Fund’s portfolio is available, without charge and upon request, by calling (800) 551-1980 or by visiting the Fund’s web site at http://www.soundshorefund.com. This information is available on the SEC’s IDEA database found on the SEC’s website at http://www.sec.gov under the name of the Fund.

The Fund’s proxy voting record for the most recent 12-month period ended June 30 is available, without charge and upon request, by calling (800) 551-1980 or by visiting the Fund’s web site at http://www.soundshorefund.com. This information is also available on the SEC’s IDEA database found on the SEC’s website at http://www.sec.gov. under the name of the Fund.

Availability of Quarterly Portfolio Schedule

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. This information is available on the SEC’s IDEA database found on the SEC’s website at http://www.sec.gov under the name of the Fund. It may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330. The schedule of portfolio holdings is also available, without charge and upon request, by calling (800) 551-1980 or by visiting the Fund’s web site at http://www.soundshorefund.com.

Directors and Officers of the Fund

The following is relevant information regarding Directors and Officers of the Fund:

Name, Address and Age	Position(s) With the Fund	Length of Time Served(1)	Principal Occupation(s) During the Past Five Years	Other Directorships Held by Director

Independent Directors
Harry W. Clark c/o Sound Shore Fund, Inc. 3435 Stelzer Road Columbus, OH 43219 Age: 59	Director; Audit Committee (member); Nominating Committee (member); Valuation Committee (member)	January 23, 2006 to present	Managing Partner, Stanwich Group LLC (public policy consulting firm) since January 2001; Managing Partner, Clark & Weinstock (policy and communications consulting firm) July 1987 - December 2001.

SOUND SHORE FUND, INC.

December 31, 2009

Directors and Officers of the Fund (Continued)

Name, Address and Age	Position(s) With the Fund	Length of Time Served(1)	Principal Occupation(s) During the Past Five Years	Other Directorships Held by Director
H. Williamson Ghriskey Jr. c/o Sound Shore Fund, Inc. 3435 Stelzer Road Columbus, OH 43219 Age: 64	Director; Audit Committee (member); Nominating Committee (member); Valuation Committee (member)	January 23, 2006 to present	Director/Portfolio Management, First Republic Investment Management (investment counseling firm) September 1978 to present (Director since September 1997).

David Blair Kelso c/o Sound Shore Fund, Inc. 3435 Stelzer Road Columbus, OH 43219 Age: 57	Director; Audit Committee (Chair); Nominating Committee (Chair); Valuation Committee (member)	January 23, 2006 to present	Managing Partner, Kelso Advisory Services (consulting firm) since October 2003; Trustee, Connecticut College, since October 2007; Trustee, Episcopal High School, since April 2002; Director, Round Hill Development Corp (resort development firm)., since 2006; Director, Aspen Holdings, Inc. (insurance firm) since 2005; Director, Kelso Risk Management (insurance brokerage firm) since 1990, Executive Vice President, Strategy & Finance, Aetna, Inc. (insurance firm) September 2001 - September 2003; Chief Financial Officer, Executive Vice President, and Managing Director, Chubb, Inc. (insurance firm) August 1996 - August 2001	Director, Exl Service Holdings, Inc. (since July 2006) Director, Assurant, Inc. (since March 2007)

John J. McCloy II c/o Sound Shore Fund, Inc. 3435 Stelzer Road Columbus, OH 43219 Age: 72	Director; Audit Committee (member); Nominating Committee (member); Valuation Committee (member)	April 1985 to present	Director, Clean Diesel Technology, Inc. (environmental technology firm) since 2005; Director, Ashland Management (investment management firm) since 2003; Chairman, SpringerRun, Inc. (marketing firm) since 2002; Director, American Council on Germany (non-profit entity) since 2002; Chairman, Gravitas Technologies, Inc. (information technology firm) since 2001; Entrepreneur, J.J. McCloy II, Inc. (investment management firm) since 1980.

SOUND SHORE FUND, INC.

December 31, 2009

Directors and Officers of the Fund (Concluded)

Name, Address and Age	Position(s) With the Fund	Length of Time Served(1)	Principal Occupation(s) During the Past Five Years	Other Directorships Held by Director

Interested Directors (2)
Harry Burn, III 8 Sound Shore Drive Greenwich, Connecticut 06830 Age: 65	Chairman and Director; Valuation Committee (member)	April 1985 to present (Chairman September 1992 to present)	Chairman and Director, Sound Shore Management, Inc. since 1978; Chartered Financial Analyst.

T. Gibbs Kane, Jr. 8 Sound Shore Drive Greenwich, Connecticut 06830 Age: 61	President and Director, Valuation Committee (member)	April 1985 to present	President and Director, Sound Shore Management, Inc. since 1977; Chartered Financial Analyst.

Officers
Shanna S. Sullivan 8 Sound Shore Drive Greenwich, Connecticut 06830 Age: 64	Secretary; Valuation Committee (Chair)	October 1985 to present	Vice President, Treasurer, Secretary and Director, Sound Shore Management, Inc. since 1979.

Charles S. Todd Three Canal Plaza, Suite 100 Portland, Maine 04101 Age: 38	Treasurer	June 2009 to present	Director, Foreside Management Services, LLC (December 2008 to present). Vice President/Assistant Vice President within the Fund Administration Department of J.P. Morgan Investor Services Co. (June 2000 -December 2008).

Susan C. Mosher Three Canal Plaza, Suite 100 Portland, Maine 04101 Age: 54	Chief Compliance Officer	June 2009 to present	President, Foreside Compliance Services, LLC (June 2009 to present); Chief Compliance Officer, Coast Asset Management, LLC (August 2007 to May 2009); Senior Director and Chief Counsel/Director, Investors Bank & Trust Company (August 1995 to July 2007).

(1)	Term of Service is until his/her successor is elected or qualified or until his/her earlier resignation or removal.
(2)	Harry Burn, III and T. Gibbs Kane, Jr. are “interested persons” of the Fund as defined in Section 2(a)(19) of the 1940 Act by virtue of their position as shareholders, senior officers, and Directors of the Adviser. Each is a portfolio manager of the Fund.

The Statement of Additional Information (“SAI”) contains additional information about the Fund’s Directors. The SAI is available for free, by contacting the Fund at (800) 551-1980.

Investment Adviser

Sound Shore Management, Inc.

Greenwich, Connecticut

Administrator

Citi Fund Services Ohio, Inc.

Columbus, Ohio

Distributor

Foreside Fund Services, LLC

Portland, Maine

Transfer and Distribution Paying Agent

Citi Fund Services Ohio, Inc.

Columbus, Ohio

Custodian

Citibank, N.A.

New York, New York

Counsel

Dechert LLP

New York, New York

Independent Registered Public Accounting Firm

Deloitte & Touche LLP

Chicago, Illinois

107-AR-1209

This report is submitted for the general information of the shareholders of the Fund. It is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus, which includes information regarding the Fund’s objectives and policies, experience of its management, marketability of shares, and other information.

SOUND SHORE FUND, INC.

3435 Stelzer Road

Columbus, OH 43219

http://www.soundshorefund.com

(800) 551-1980

Annual Report

DECEMBER 31, 2009

Item 2.	Code of Ethics.

Sound Shore Fund, Inc. maintains a code of ethics, as defined in Item 2 of Form N-CSR, that applies to its President and Treasurer. A copy of the code of ethics is filed as an exhibit to this Form N-CSR.

Item 3.	Audit Committee Financial Expert.

The Board of Directors (the “Board”) has determined that no member of the Audit Committee is an “audit committee financial expert” as that term is defined under applicable regulatory guidelines. The Board believes that the Audit Committee, as a group, possesses many of the attributes of an “audit committee financial expert.”

Item 4.	Principal Accountant Fees and Services.

a) The aggregate fees billed for each of the last two fiscal years (the “Reporting Periods”) for professional services rendered by the Registrant’s principal accountant for the audit of the Registrant’s annual financial statements, or services that are normally provided by the principal accountant in connection with the statutory and regulatory filings or engagements for the Reporting Periods, were $40,500 in 2009 and $43,000 in 2008.

(b) Audit-Related Fees - The aggregate fees billed in the Reporting Periods for assurance and related services rendered by the principal accountant that were reasonably related to the performance of the audit of the Registrant’s financial statements and are not reported under paragraph (a) of this Item 4 were $0 in 2009 and $0 in 2008.

(c) The aggregate fees billed in the Reporting Periods for professional services rendered by the principal accountant to the Registrant for tax compliance, tax advice and tax planning (“Tax Services”) were $4,300 in 2009 and $4,300 in 2008. These services consisted of review or preparation of U.S. federal, state, local and excise tax returns.

(d) There were no other fees billed in the Reporting Periods for products and services provided by the principal accountant to the Registrant, other than the services reported in paragraphs (a) through (c) of this Item.

(e)(1) Pre-Approval Requirements for Audit and Non-Audit Services. The Audit Committee reviews and approves in advance all audit and “permissible non-audit services” (as defined under Rule 2-01(c)(4) of Regulation S-X) for the Fund. In addition, the Audit Committee reviews and approves in advance all “permissible non-audit services” to be provided to Sound Shore Management, Inc., the Fund’s investment adviser (“Sound Shore Management”), the Fund’s investment adviser, by the Fund’s independent auditor if the engagement relates to the operations and financial reporting of the Fund. The Audit Committee considers whether fees paid by Sound Shore Management for audit and permissible non-audit services are consistent with the independent auditor’s independence. Pre-approval of any permissible non-audit services provided to the Fund is not required so long as: (i) the aggregate amount of all such permissible non-audit services provided to the Fund constitutes not more than 5% of the total amount of revenues paid by the Fund to its auditor during the fiscal year in which the permissible non-audit services are provided; (ii) the permissible non-audit services were not recognized by the Fund at the time of the engagement to be non-audit services; and (iii) such services are promptly brought to the attention of the Audit Committee and approved prior to the completion of the audit by the Audit Committee or its authorized delegate(s). Pre-approval of permissible non-audit services rendered to Sound Shore Management is not required if such services constitute not more than 5% of the total amount of revenues paid by the Fund and Sound Shore Management collectively to the Fund’s independent auditor during the fiscal year in which such services are provided. The Audit Committee may delegate to one or more of its members authority to pre-approve permissible non-audit services to be provided to the Fund. Any pre-approval determination of a delegate will be presented to the full Audit Committee at its next meeting.

(e)(2) No services included in (b) - (d) above were approved pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f) Not applicable as less than 50%.

(g) The aggregate fees billed in the Reporting Periods for Non-Audit Services by the principal accountant to the Registrant and Sound Shore Management were $44,000 in 2009 and $46,000 in 2008.

(h) The Registrant’s Audit Committee considers the provision of any non-audit services rendered to the investment adviser, to the extent applicable, in evaluating the independence of the Registrant’s principal accountant. Any services provided by the principal accountant to the Registrant or to Sound Shore Management require pre-approval were pre-approved.

Item 5.	Audit Committee of Listed Registrants.

NOT APPLICABLE.

Item 6.	Schedule of Investments.

(a) Included as part of report to stockholders under Item 1.

(b) NOT APPLICABLE.

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

NOT APPLICABLE.

Item 8.	Portfolio Managers of Closed-End Management Investment Companies.

NOT APPLICABLE.

Item 9.	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

NOT APPLICABLE.

Item 10.	Submission of Matters to a Vote of Security Holders.

NOT APPLICABLE.

Item 11.	Controls and Procedures.

(a) The registrant’s principal executive officer and principal financial officer have concluded, based on their evaluation of the registrant’s disclosure controls and procedures as conducted within 90 days of the filing date of this report, that these disclosure controls and procedures are adequately designed and are operating effectively to ensure that information required to be disclosed by the registrant on Form N-CSR is recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange Commission’s rules and forms.

(b) There were no changes in the registrant’s internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that have materially affected or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12.	Exhibits.

(a)(1)	A copy of the Code of Ethics (Exhibit filed herewith).

(a)(2)	Certifications pursuant to Rule 30a-2(a) of the Investment Company Act of 1940 as amended, and Section 302 of the Sarbanes-Oxley Act of 2002 (Exhibit filed herewith).

(a)(3)	Not applicable.

(b)	Certifications pursuant to Rule 30a-2(b) of the Investment Company Act of 1940, as amended, and Section 906 of the Sarbanes-Oxley Act of 2002 (Exhibit filed herewith).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Sound Shore Funds, Inc.

By (Signature and Title)	/s/ T. GIBBS KANE, JR.
T. Gibbs Kane, Jr., President
Date February 17, 2010

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)	/s/ T. GIBBS KANE, JR.
T. Gibbs Kane, Jr., President
Date February 17, 2010

By (Signature and Title)	/s/ CHARLES S. TODD
Charles S. Todd, Treasurer
Date February 22, 2010